UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2006

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

116 Inverness Drive East, Suite 265, Englewood, CO 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

HyperSpace Communications to hold meetings with market professionals. HyperSpace Communications management anticipates that it will meet with members of the market professional community in upcoming meetings. A copy of the presentation by HyperSpace Communications, Inc. is being furnished as Exhibit 99.1 and will be available on the company’s website starting the morning of April 17, 2006

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Presentation by HyperSpace Communications, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Dated: April 14, 2006	By:	/s/ John P. Yeros
John P. Yeros Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation by HyperSpace Communications, Inc.